EXHIBIT 10.3.2(b)

EXECUTION VERSION

Please Record and Return to:

S, Marcus Calloway, Esq. Calloway Title and Escrow, LLC Suite 285 4170 Ashford Dunwoody Road Atlanta, GA. 30319

PLEASE CROSS REFERENCE TO:

Deed Book 598, Page 71, Burke County, Georgia records,

Deed Book 714, Page 285, Burke County, Georgia records,

Deed Book 905, Page 225, Burke County, Georgia records, and

Deed Book 906, Page 1, Burke County, Georgia records

AGREEMENT AND AMENDMENT NO. 2 TO

PLANT ALVIN W. VOGTLE ADDITIONAL UNITS

OWNERSHIP PARTICIPATION AGREEMENT

THIS AGREEMENT AND AMENDMENT NO. 2 TO PLANT ALVIN W. VOGTLE ADDITIONAL UNITS OWNERSHIP PARTICIPATION AGREEMENT, dated as of February 20, 2014 (this “Agreement”), is an agreement with respect to, and upon satisfaction of certain conditions set forth herein will amend, that certain Plant Alvin W. Vogtle Additional Units Ownership Participation Agreement (as amended by Amendment No. 1 defined below, the “Ownership Agreement”), dated as of April 21, 2006, by and among Georgia Power Company, a corporation organized and existing under the laws of the State of Georgia (“GPC”), Oglethorpe Power Corporation (An Electric Membership Corporation), an electric membership corporation formed under the laws of the State of Georgia (“OPC”), Municipal Electric Authority of Georgia, a public body corporate and politic and an instrumentality of the State of Georgia (“MEAG”), and City of Dalton, Georgia, an incorporated municipality of the State of Georgia acting by and through its Board of Water, Light and Sinking Fund Commissioners d/b/a Dalton Utilities (“Dalton”), as amended by Amendment No. 1 to Plant Alvin W. Vogtle Additional Units Ownership Participation Agreement by and among GPC, OPC, MEAG, and Dalton (“Amendment No. 1”), dated as of April 8, 2008, and is entered into by and among GPC, OPC, MEAG, Dalton, MEAG Power SPVJ LLC, a limited liability company duly organized and validly existing under the laws of the State of Georgia (“SPVJ”), MEAG Power SPVP LLC, a limited liability company duly organized and validly existing under the laws of the State of Georgia (“SPVP”), and MEAG Power SPVM LLC, a limited liability company duly organized and validly existing under the laws of the State of Georgia (“SPVM” and, collectively with SPVJ and SPVP, the “MEAG SPVs”).

WITNESSETH

WHEREAS, GPC, OPC, MEAG, and Dalton have entered into that certain Plant Vogtle Owners Agreement Authorizing Development, Construction, Licensing and Operation of Additional Generating Units, dated as of May 13, 2005, as amended (the “Development Agreement”), whereby GPC, OPC, MEAG, and Dalton authorized the Agent (as defined below) to undertake certain development activities on their behalf and made certain other agreements with regard to the development, licensing, construction, operation and maintenance of the Additional Units, among other things;

WHEREAS, pursuant to the Development Agreement, GPC, OPC, MEAG, and Dalton entered into certain Definitive Agreements, including the Ownership Agreement;

WHEREAS, pursuant to the Ownership Agreement, as of the date of this Agreement, MEAG’s Ownership Interest in the Additional Unit Properties is 22.7%, and MEAG’s Ownership Interest in the Related Facilities is 22.7%;

WHEREAS, to facilitate the financing of its share of the development, licensing and construction costs of the Additional Unit Properties and the Related Facilities through loans guaranteed by the United States Department of Energy (“DOE”), MEAG may convey its fee simple title in and to all or a portion of its Ownership Interest in the Additional Unit Properties and the Related Facilities and assign its other right, title and interest in and to all or a portion of its Ownership Interest in the Additional Unit Properties and the Related Facilities to SPVJ, SPVP and/or SPVM, and upon such conveyance and assignment, SPVJ, SPVP and/or SPVM, as applicable, will assume a corresponding percentage of MEAG’s obligations in respect thereof, in each case pursuant to an assignment agreement in the form attached hereto as Exhibit A (each, a “MEAG Assignment”);

WHEREAS, MEAG has requested amendments to the Ownership Agreement, the Amended and Restated Operating Agreement, the Nuclear Managing Board Agreement and the Development Agreement (such amendments, including this Agreement, collectively, the “MEAG SPV Definitive Agreement Amendments”) in connection with the execution and delivery of the MEAG Assignments to, among other things, provide for one or more of the MEAG SPVs to become a party to such agreements and set forth their relative rights and obligations thereunder; and

WHEREAS, each of the parties to this Agreement agrees to amend the Ownership Agreement as set forth below, subject to the terms and conditions of this Agreement;

NOW, THEREFORE, FOR AND IN CONSIDERATION of the premises, the mutual promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto hereby agree as follows:

SECTION 1.0                                                                  Defined Terms and Rules of Interpretation.

Section 1.01.                          Terms and Interpretation. Unless otherwise defined herein, capitalized terms used herein have the meanings given to such terms in the Ownership Agreement. The rules of interpretation set forth in Section 1.2 of the Ownership Agreement apply to this Agreement as if fully set forth herein (and for such purpose the term “Agreement” as used therein shall be deemed to be a reference to this Agreement).

SECTION 2.0                                                                  Assignment to MEAG SPVs.

Section 2.01.                          Consent of Other Parties; Waiver of Rights of First Refusal/Offer.  (a) Subject to the satisfaction of the Transfer Conditions of Subsection 2.01(b) below, each of the parties hereto (1) consents to MEAG’s proposed conveyance of its fee simple title in and to all or a portion of its Ownership Interest in the Additional Unit Properties and the Related Facilities and assignment of its other right, title and interest in and to all or a portion of its Ownership Interest in the Additional Unit Properties and the Related Facilities to each of the MEAG SPVs contemplated by the MEAG Assignments as to which MEAG SPV such Transfer Conditions shall have been satisfied,  and to any subsequent action by each such MEAG SPV to convey its fee simple title in and to all or a portion of its Ownership Interest in the Additional Unit Properties and the Related Facilities and assignment of its other right, title and interest in and to all or a portion of its Ownership Interest in the Additional Unit Properties and Related Facilities to MEAG or another MEAG SPV, (2) waives its right of first refusal under Section 4.2(a) of the Ownership Agreement in respect of any such conveyance and assignment, but only to the extent of any such conveyance and assignment, and without affecting such right of first refusal in connection with all other transactions contemplated by Section 4.2(a) of the Ownership Agreement, and (3) waives any right of first refusal it may have under Section 5(j) of the Alvin W. Vogtle Nuclear Units One and Two Purchase and Sale Agreement among GPC, OPC, MEAG and Dalton, dated August 27, 1976 (as amended) in respect of the conveyance of an Ownership Interest in the Identified Sites in connection with any such conveyance and assignment to or from each such MEAG SPV; provided, however, that as a result of any such conveyance and assignment, no MEAG SPV will obtain any ownership interest in the Existing Units, will become a party to the Existing Units Ownership Agreement or will assume the obligations of MEAG thereunder.

(b)                                 The consents and waivers granted in Subsection 2.01(a) with respect to the MEAG Assignment to each MEAG SPV shall be subject to, and shall automatically become effective with respect to such MEAG SPV simultaneously upon, satisfaction of all of the following conditions (collectively, the “Transfer Conditions”) without further act or agreement by GPC, OPC, Dalton or any other MEAG SPV:

(1) execution and delivery of the MEAG Guaranty (as defined in Section 2.02) with respect to such MEAG SPV by MEAG to GPC, OPC, Dalton and the other MEAG SPVs that have become a Party and Participating Party;

(2) adoption by MEAG of an amended bond resolution with respect to MEAG’s outstanding bonds relating to the financing of the Ownership Interest being conveyed by MEAG to such MEAG SPV (as applicable, the Plant Vogtle Units 3&4 Project J Bonds, Plant Vogtle Units 3&4 Project M Bonds or Plant Vogtle Units 3&4 Project P Bonds) (an “Amended Bond Resolution”) to give effect to the MEAG Assignment;

(3) entry of a final non-appealable judgment pursuant to Section 46-3-132 of the Official Code of Georgia Annotated by the Superior Court of Fulton County, Georgia with respect to such Amended Bond Resolution in a proceeding including all parties to (i) the MEAG Assignment to such MEAG SPV, (ii) the MEAG Guaranty of such MEAG SPV’s obligations, (iii) this Agreement, (iv) each of the other MEAG SPV Definitive Agreement Amendments and (v) all power purchase or sale agreements and amendments to existing power purchase or sale agreements entered into by MEAG or such MEAG SPV in connection with the MEAG Assignment to such MEAG SPV and the contracts relating thereto (collectively, the “Validation Agreements”), in each case, as defendants; and all such parties defendant shall be served and shall be required to show cause, if any exists, why such Validation Agreements and the terms and conditions thereof should not be inquired into by the court and the validity of the terms thereof determined and the matters and conditions imposed on the parties to such Validation Agreements and all such undertakings thereof adjudicated to be valid and binding on the parties thereto; and such final, non-appealable judgment shall determine and adjudicate that such Validation Agreements and the terms and conditions thereof, and the matters and conditions imposed on the parties to such Validation Agreements and all such undertakings thereof, will be valid and binding on the parties thereto;

(4) execution and delivery of a definitive loan guarantee agreement by such MEAG SPV and DOE in accordance with the provisions of Title XVII of the Energy Policy Act of 2005, as amended;

(5) execution and delivery of the documents, consents and approvals and legal opinions required by Sections 2.02, 2.03 and 2.04 of this Agreement; and

(6) MEAG shall not be in default of its obligations under the Ownership Agreement, any MEAG Guaranty or the other Definitive Agreements as of the date of the execution and delivery of a MEAG Assignment by and between MEAG and such MEAG SPV.

Section 2.02.                          MEAG Guaranty.  Simultaneously with the execution and delivery of a MEAG Assignment by and between MEAG and a MEAG SPV, MEAG shall execute and deliver to GPC, OPC and Dalton a guaranty of the obligations of such MEAG SPV under the Ownership Agreement and the other Definitive Agreements in the form attached as Exhibit A to the Agreement and Amendment No. 3, dated as of even date herewith, to the Development Agreement (each, a “MEAG Guaranty”).

Section 2.03.                          Consents and Approvals of MEAG SPVs. MEAG and the applicable MEAG SPV shall obtain all consents, authorizations and approvals of, and registrations and declarations with, all governmental authorities necessary for the due execution, delivery and performance by MEAG and such MEAG SPV of their respective obligations under the applicable MEAG Guaranty, the applicable MEAG Assignment, and the Definitive Agreement Amendments on or prior to the execution and delivery of a MEAG Assignment by and between MEAG and such MEAG SPV.

Section 2.04.                          Opinions of Counsel.  Simultaneously with the execution and delivery of a MEAG Assignment by and between MEAG and a MEAG SPV:

(a) such MEAG SPV shall deliver to the other parties hereto an opinion of counsel for such MEAG SPV (which opinion may be rendered by an in-house counsel of MEAG and shall be subject to customary exceptions and qualifications) to the effect that (1) such MEAG SPV is a limited liability company duly organized and validly existing under the laws of the State of Georgia and has all requisite power and authority to enter into and perform its obligations under such MEAG Assignment and the MEAG SPV Definitive Agreement Amendments relating to the MEAG Assignment to which such MEAG SPV is a party and to conduct its business as it is now being conducted and as it is contemplated to be conducted in the future, (2) the execution, delivery and performance of such MEAG Assignment and the MEAG SPV Definitive Agreement Amendments relating to the MEAG Assignment to which such MEAG SPV is a party by such MEAG SPV have been duly and effectively authorized by all requisite limited liability company action, (3) such MEAG Assignment and the MEAG SPV Definitive Agreement Amendments relating to the MEAG Assignment to which such MEAG SPV is a party have been duly executed and delivered by such MEAG SPV and constitute the legal, valid and binding obligations of such MEAG SPV enforceable against such MEAG SPV in accordance with their respective terms (except as such enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforceability of creditors’ rights generally and general principles of equity), (4) the execution, delivery and performance of such MEAG Assignment and the MEAG SPV Definitive Agreement Amendments relating to the MEAG Assignment to which such MEAG SPV is a party do not (i) violate any indenture, mortgage or other material contract, agreement or instrument to which such MEAG SPV is a party or by which such MEAG SPV or any of its property is bound; (ii) constitute a default by such MEAG SPV under any such contract, agreement or instrument; or (iii) result in the creation of any lien upon the property of such MEAG SPV (other than as permitted under any of the Definitive Agreements), and (5) all consents, authorizations and approvals of, and registrations and declarations with, any governmental authority necessary for the due execution, delivery and performance by such MEAG SPV of such MEAG Assignment and the MEAG SPV Definitive Agreement Amendments relating to the MEAG Assignment to which such MEAG SPV is a party have been obtained and remain in full force and effect and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental authority is required in connection with the execution, delivery or performance of such MEAG Assignment and the MEAG SPV Definitive Agreement Amendments relating to the MEAG Assignment to which such MEAG SPV is a party, and

(b) MEAG shall deliver to the other parties hereto an opinion of counsel for MEAG (which opinion may be rendered by an in-house counsel of MEAG and shall be subject to customary exceptions and qualifications) to the effect that (1) MEAG is a public body corporate and politic and an instrumentality of the State of Georgia duly organized and validly existing under the laws of the State of Georgia and has all requisite power and authority to enter into and perform its obligations under such MEAG Assignment and the MEAG SPV Definitive Agreement Amendments relating to the MEAG Assignment and the MEAG Guaranty; (2) the execution, delivery and performance of such MEAG Assignment and the MEAG SPV Definitive Agreement Amendments relating to the MEAG Assignment and the MEAG Guaranty by MEAG have been duly and effectively authorized by all requisite corporate action, (3) such MEAG

Assignment and the MEAG SPV Definitive Agreement Amendments relating to the MEAG Assignment and the MEAG Guaranty have been duly executed and delivered by MEAG and constitute the legal, valid and binding obligations of MEAG enforceable against MEAG in accordance with their respective terms (except as such enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforceability of creditors’ rights generally and general principles of equity), (4) the execution, delivery and performance of such MEAG Assignment, the MEAG Guaranty, and the MEAG SPV Definitive Agreement Amendments relating to the MEAG Assignment and MEAG Guaranty to which MEAG is a party do not (i) violate any indenture, mortgage or other material contract, agreement or instrument to which MEAG is a party or by which MEAG or any of its property is bound; (ii) constitute a default by MEAG under any such contract, agreement or instrument; or (iii) result in the creation of any lien upon the property of MEAG (other than as permitted under any of the Definitive Agreements), and (5) all consents, authorizations and approvals of, and registrations and declarations with, any governmental authority necessary for the due execution, delivery and performance by MEAG of such MEAG Assignment, the MEAG Guaranty, and the MEAG SPV Definitive Agreement Amendments relating to the MEAG Assignment and MEAG Guaranty to which MEAG is a party have been obtained and remain in full force and effect and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental authority is required in connection with the execution, delivery or performance of such MEAG Assignment, the MEAG Guaranty, and the MEAG SPV Definitive Agreement Amendments relating to the MEAG Assignment and MEAG Guaranty to which MEAG is a party.

2.05                        Recording of MEAG Assignment.  Within three business days following the execution and delivery of a MEAG Assignment by and between MEAG and a MEAG SPV, MEAG or such MEAG SPV shall cause such MEAG Assignment to be recorded in the Burke County, Georgia Records.

2.06                        Representations of MEAG and MEAG SPVs. MEAG and each MEAG SPV, individually and not jointly, hereby represent and warrant, as of the date hereof, to GPC, OPC, MEAG and Dalton that Exhibit B to this Agreement sets forth a list of all consents, authorizations and approvals of, and registrations and declarations with, all governmental authorities necessary for the due execution, delivery and performance by MEAG and such MEAG SPV of their respective obligations under the applicable MEAG Assignment and the MEAG SPV Definitive Agreement Amendments.

2.07                        MEAG Re-Acquisition of Ownership Interests.  Upon termination or expiration of a MEAG SPV’s loan guarantee agreement with DOE, such MEAG SPV shall convey and transfer all of its Ownership Interest in the Additional Unit Properties and Related Facilities to MEAG, and MEAG will assume all obligations of such MEAG SPV under the Ownership Agreement, subject in all cases to the receipt of any third-party consents or approvals (including from governmental authorities) and the amendment or modification of agreements necessary to effect such conveyance and transfer.  Each of GPC, OPC, Dalton, MEAG and each MEAG SPV shall execute and deliver amendments to the Definitive Agreements, and such other agreements, instruments and documents reasonably requested by MEAG or such MEAG SPV, to effect such conveyance and transfer of the Ownership Interest of such MEAG SPV to MEAG.

2.08                        Representations of OPC.  OPC hereby represents and warrants to each other party to this Agreement as of the date of this Agreement that OPC has satisfied all conditions required to be satisfied by it under the loan contract currently in effect between OPC and the Rural Utilities Service in connection with the execution and delivery of, and performance of its obligations under, this Agreement; such execution, delivery and performance do not and will not violate the terms and conditions of such loan contract; and there are no approvals or consents required to be obtained from, or filings, notices or other reports to be made with or given to, the Rural Utilities Service, under such loan contract or otherwise, in connection with such execution, delivery and performance that have not already been obtained, made or given.

SECTION 3.0                                                                  Amendments to Ownership Agreement.

The amendments to the Ownership Agreement contained in Sections 3.03 through 3.09 shall automatically become effective with respect to GPC, OPC, MEAG, and Dalton and the initial MEAG SPV to receive a conveyance and assignment pursuant to Section 2.01(a) and shall amend the Ownership Agreement with respect to such MEAG SPV upon (a) execution and delivery of the MEAG Assignment and the MEAG Guaranty with respect to the applicable MEAG SPV and (b) satisfaction of the Transfer Conditions with respect to such MEAG SPV. The amendments to the Ownership Agreement contained in Sections 3.03 through 3.09 shall automatically become effective with respect to any subsequent MEAG SPV to receive a conveyance and assignment pursuant to Section 2.01(a) and shall amend the Ownership Agreement with respect to such subsequent MEAG SPV upon (a) execution and delivery of the MEAG Assignment and the MEAG Guaranty with respect to such MEAG SPV and (b) satisfaction of the Transfer Conditions with respect to such MEAG SPV.

Section 3.01.                          Addition of MEAG SPVs. As required by Section 4.2(c) of the Ownership Agreement, SPVJ, SPVP and SPVM, as applicable, shall be added as a Party and a Participating Party to, and shall be bound by the provisions of, the Ownership Agreement, as the same shall be amended hereby, upon (a) execution and delivery of the MEAG Assignment and the MEAG Guaranty with respect to such MEAG SPV and (b) satisfaction of the Transfer Conditions with respect to such MEAG SPV.  Any of SPVJ, SPVP and SPVM that are added as Parties and Participating Parties to the Ownership Agreement shall constitute “MEAG SPVs” for purposes of this Agreement and the Ownership Agreement.

Section 3.02.                          MEAG Status as a Party and a Participating Party.  In accordance with Section 9.13 of the Ownership Agreement, MEAG shall remain a “Party” and a “Participating Party” for all purposes of the Ownership Agreement except to the extent of any portion of its Ownership Interest transferred and assigned to one or more of the MEAG SPVs in strict compliance with the applicable terms and conditions of this Agreement, in which case, subject to the third sentence of this Section 3.02, MEAG shall cease to be a Party and a Participating Party only with respect to the portion of its Ownership Interest so transferred and assigned.  In the event MEAG transfers all of its Ownership Interest to the MEAG SPVs, then, subject to the immediately following sentence, MEAG will no longer be a Party or a Participating Party under the Ownership Agreement.  Notwithstanding the foregoing sentences of this Section 3.02, in the event MEAG transfers and assigns part or all of its Ownership Interest, it shall remain a Party under the Ownership Agreement with respect to any portion of its Ownership Interest conveyed and assigned for purposes of (a) Section 9.12 of the Ownership Agreement regarding its obligations with respect to Confidential Information, (b) Section 4.2(a) of the Ownership Agreement regarding its obligations with respect to transfers of the MEAG SPVs, (c)  Section 4.2(a) regarding the right of a Participating Party to purchase the Ownership Interest of other Participating Parties pursuant thereto, provided that any exercise of such right by MEAG shall be in lieu of the exercise of such right by the applicable MEAG SPV and (d) Section 7.7 of the Ownership Agreement regarding the rights of a Participating Party pursuant thereto, provided that any exercise of such rights by MEAG shall be in lieu of the exercise of such rights by the applicable MEAG SPV.  For avoidance of doubt, (a) nothing in this Agreement shall be deemed to relieve MEAG of any of its obligations under the MEAG Guaranties and (b) MEAG shall remain a “Party” and a “Participating Party” for all purposes of this Agreement in the event that MEAG retains any portion of its Ownership Interest.

Section 3.03.                          Amendment to Sections 2.1, 2.3, 2.4 and Certain Recitals of the Ownership Agreement.  Immediately following the reference to “MEAG” in Sections 2.1, 2.3 and 2.4 and in the recital beginning “Now, Therefore” of the Ownership Agreement “, each MEAG SPV” shall be inserted.

Section 3.04.                          Amendment to Section 4.1.  The third sentence of Section 4.1 of the Ownership Agreement shall be amended by adding the word “Participating” before the term “Parties”.

Section 3.05.                          Amendment to Section 4.9(b).  Section 4.9(b) of the Ownership Agreement shall be amended by deleting each use of the term “Parties” and replacing it with “GPC, OPC, MEAG and Dalton”.

Section 3.06.                          Amendment to Section 4.2(a) of the Ownership Agreement.  Section 4.2(a) shall be amended by the addition of the following sentence at the end of Section 4.2(a):

“Notwithstanding anything in this Section 4.2(a) to the contrary, MEAG shall not sell, lease, convey, transfer, assign, encumber or alienate in any manner whatsoever its equity interest in any MEAG SPV, or any portion or portions thereof, except in accordance with all requirements of this Section 4.2(a) that would apply to an analogous sale, lease, conveyance, transfer, assignment, encumbrance or alienation of such MEAG SPV’s Ownership Interest, or portion or portions thereof, in the Additional Unit Properties or the Related Facilities.”

Section 3.07.                          Amendment to Section 4.2(b) of the Ownership Agreement.  The first sentence of Section 4.2(b) shall be amended and restated in its entirety as follows:

“Notwithstanding the foregoing, each Participating Party shall have the right to sell, lease, transfer, convey or assign all or part of its Ownership Interest in any Additional Unit Property as contemplated by Section 4.2(e), 4.2(f), 4.2(g), 4.3(c), 4.9 and 7.7 of this Agreement and Section 2.01 of Amendment No. 2 to this Agreement, or to convey a security interest therein (or, in the case of MEAG, in MEAG’s equity interest in any MEAG SPV) to secure bonds or other obligations issued or to be issued by such Participating Party (or, in the case of MEAG, such MEAG SPV), without complying with the provisions of this Section 4.2.”

Section 3.08.                          Amendment to Add Article XI.  The following Article XI shall be added to and become a part of the Ownership Agreement; provided, that, each of clause (a), (b) and (c) in Section 11.1 shall be included only to the extent MEAG has executed and delivered the MEAG Assignment with respect to SPVJ (in the case of clause (a)), SPVP (in the case of clause (b)), and SPVM (in the case of clause (c)):

“ARTICLE XI: THE MEAG SPVs

Section 11.1                             Assignment to MEAG SPVs.  MEAG has conveyed and assigned a portion of its Ownership Interest in and to the Additional Unit Properties and the Related Facilities to each of the MEAG SPVs as follows: (a) 41.174636%, constituting a 9.3466423% undivided Ownership Interest in the Additional Unit Properties and the Related Facilities, to SPV J, (b) 24.954628%, constituting a 5.6647006% undivided Ownership Interest in the Additional Unit Properties and the Related Facilities, to SPV P, and (c) 33.870736%, constituting a 7.6886571% undivided Ownership Interest in the Additional Unit Properties and the Related Facilities, to SPVM.  Each MEAG SPV is a separate Participating Party for purposes of this Agreement and has, except as provided in Sections 11.6, 11.7, 11.8 and 11.9 below, the rights of a Participating Party independent of the other MEAG SPVs.

Section 11.2                             Several Obligations of MEAG SPVs.  Each MEAG SPV hereby assumes the obligations of MEAG as a Participating Party under this Agreement but only to the extent of that portion of MEAG’s Ownership Interest conveyed and assigned to such MEAG SPV.  Notwithstanding that the MEAG SPVs are successors in interest of MEAG or that MEAG is providing the MEAG Guaranties, (a) the payment and other obligations of each MEAG SPV under this Agreement are several and not joint obligations, and (b) the non-payment by one MEAG SPV shall not limit the entitlement of the other MEAG SPVs to output of energy and capacity of the Additional Units or any other rights of the other MEAG SPVs under this Agreement, including as a Participating Party.  For avoidance of doubt and without limiting the foregoing, each MEAG SPV is and shall be treated as a separate Participating Party for purposes of Section 7.7 of this Agreement.

Section 11.3                             Confirmation of Appointment of GPC as Agent.  Each of the MEAG SPVs acknowledges, agrees and confirms the appointment of GPC as Agent for the Participating Parties pursuant to Article V of this Agreement with all rights and obligations as Agent as provided in this Agreement.

Section 11.4                             MEAG SPV Representations and Warranties.  Each MEAG SPV individually and not jointly hereby represents and warrants to GPC, OPC, Dalton, MEAG and each other MEAG SPV as follows with respect to itself as of each date the amendments to the Ownership Agreement in Amendment No. 2 become effective as to such MEAG SPV or any other MEAG SPV:

(a)                                 Such MEAG SPV is a limited liability company duly organized and validly existing under the laws of the State of Georgia and has all requisite power and authority to enter into and perform its obligations under the applicable MEAG

Assignment, Amendment No. 2 and each of the MEAG SPV Definitive Agreement Amendments to which such MEAG SPV is or will be a party and to conduct its business as it is now being conducted and as it is contemplated to be conducted in the future.

(b)                                 The execution, delivery and performance by such MEAG SPV of the applicable MEAG Assignment, Amendment No. 2 and each of the other MEAG SPV Definitive Agreement Amendments to which such MEAG SPV is or will be a party have been or when executed will be duly executed and effectively authorized by all requisite limited liability company action.

(c)                                  The execution, delivery and performance by such MEAG SPV of the applicable MEAG Assignment, Amendment No. 2 and each of the other MEAG SPV Definitive Agreement Amendments to which such MEAG SPV is or will be a party do not and will not contravene its organizational documents or any applicable law binding on or affecting such MEAG SPV or its properties.

(d)                                 The execution, delivery and performance by such MEAG SPV of the applicable MEAG Assignment, Amendment No. 2 and each of the other MEAG SPV Definitive Agreement Amendments to which such MEAG SPV is or will be a party do not (i) violate any indenture, mortgage, or other material contract, agreement or instrument to which such MEAG SPV is a party or by which such MEAG SPV or any of its property is bound; (ii) constitute a default by such MEAG SPV under any such contract, agreement or instrument; or (iii) result in the creation of any lien upon the property of such MEAG SPV (other than as permitted under the Definitive Agreements).

(e)                                  All consents, authorizations and approvals of and registrations with all governmental authorities necessary for the due execution, delivery and performance by such MEAG SPV of the applicable MEAG Assignment, Amendment No. 2 and each of the other MEAG SPV Definitive Agreement Amendments to which such MEAG SPV is or will be a party have been obtained and remain in full force and effect and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental authority is required in connection with the execution, delivery or performance by such MEAG SPV of the applicable MEAG Assignment, Amendment No. 2 and each of the other MEAG SPV Definitive Agreement Amendments to which such MEAG SPV is or will be a party .

(f)                                   Each of the applicable MEAG Assignment, Amendment No. 2 and each of the other MEAG SPV Definitive Agreement Amendments to which such MEAG SPV is or will be a party constitutes, or, upon the due execution and delivery thereof by such MEAG SPV, subject to any required approval of the Rural Utilities Service, will constitute, the legal, valid and binding obligation of such MEAG SPV, enforceable against such MEAG SPV in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally and general principles of equity).

Section 11.5                             OPC, Dalton, GPC and MEAG Representations and Warranties.

(a)                                 OPC hereby as of each date the amendments to the Ownership Agreement in Amendment No. 2 become effective as to a MEAG SPV makes to Dalton, GPC, MEAG and each MEAG SPV that is or is then becoming a Participating Party the representations and warranties set forth in Section 2.1 of this Agreement.

(b)                                 Dalton hereby as of each date the amendments to the Ownership Agreement in Amendment No. 2 become effective as to a MEAG SPV makes to GPC, OPC, MEAG and each MEAG SPV that is or is then becoming a Participating Party the representations and warranties set forth in Section 2.3 of this Agreement.

(c)                                  GPC hereby as of each date the amendments to the Ownership Agreement in Amendment No. 2 become effective as to a MEAG SPV makes to Dalton, OPC, MEAG and each MEAG SPV that is or is then becoming a Participating Party the representations and warranties set forth in Section 2.4 of this Agreement.

(d)                                 MEAG hereby as of each date the amendments to the Ownership Agreement in Amendment No. 2 become effective as to a MEAG SPV makes to Dalton, GPC, OPC and each MEAG SPV that is or is then becoming a Participating Party the following representations and warranties:

(i)                                     MEAG is a public body corporate and politic and an instrumentality of the State of Georgia duly organized and validly existing under the laws of the State of Georgia and has all requisite power and authority to enter into and perform its obligations under each MEAG Assignment, each MEAG Guaranty, this Agreement and each of the other Definitive Agreements to which it is or will be a party and to conduct its business as it is now being conducted and as it is contemplated to be conducted in the future.

(ii)                                  The execution, delivery and performance by MEAG of each MEAG Assignment, each MEAG Guaranty, this Agreement and each of the other Definitive Agreements to which MEAG is or will be a party have been or when executed will be duly and effectively authorized by all requisite corporate action.

(iii)                               The execution, delivery and performance by MEAG of each MEAG Assignment, each MEAG Guaranty, this Agreement and each of the other Definitive Agreements to which MEAG is or will be a party do not and will not contravene the organizational documents of MEAG or any applicable law binding on or affecting MEAG or its properties.

(iv)                              The execution, delivery and performance by MEAG of each MEAG Assignment, each MEAG Guaranty, this Agreement and each of the other Definitive Agreements to which MEAG is or will be a party do not (i) violate any indenture, mortgage or other material contract, agreement or instrument to which MEAG is a party or by which MEAG or any of its property is bound; (ii) constitute a default by MEAG under any such contract, agreement or instrument; or (iii) result in the creation of any lien upon the property of MEAG (other than as permitted under any of the Definitive Agreements).

(v)                                 All consents, authorizations and approvals of, and registrations and declarations with, any governmental authority necessary for the due execution, delivery and performance by MEAG of each MEAG Assignment, each MEAG Guaranty, this Agreement and each of the other Definitive Agreements to which MEAG is or will be a party have been obtained and remain in full force and effect and all conditions thereof have been duly complied with, and no other action by, and no notice to or filing with, any governmental authority is required in connection with the execution, delivery or performance by MEAG of each MEAG Assignment, each MEAG Guaranty, this Agreement and each of the other Definitive Agreements to which MEAG is or will be a party.

(vi)                              Each MEAG Assignment, each MEAG Guaranty, this Agreement and the other Definitive Agreements to which MEAG is or will be a party constitutes, or, upon the due execution and delivery thereof by MEAG, subject to any required approval of the Rural Utilities Service, will constitute, the legal, valid and binding obligation of MEAG, enforceable against MEAG in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally and general principles of equity).

Section 11.6                             Appointment of Site Representative.  For purposes of Section 5.5 of this Agreement, MEAG (for so long as it holds an Ownership Interest) and the MEAG SPVs shall not have the right under Section 5.5 to appoint separate individuals to act as their respective Site Representative, or request separate individuals to act as their respective additional Site Representatives, at each of the applicable Additional Unit sites, and shall instead have the right to appoint one individual to act as the Site Representative for MEAG (for so long as it holds an Ownership Interest) and all the MEAG SPVs at each Additional Unit site and request that additional individuals act as additional Site Representatives for MEAG (for so long as it holds an Ownership Interest) and all the MEAG SPVs at each Additional Unit site.  Non-payment by MEAG under this Agreement shall not affect the rights of the MEAG SPVs to appoint or replace a Site Representative or the rights of such Site Representative under this Agreement, and non-payment by a MEAG SPV shall not affect the rights of MEAG (for so long as it holds an Ownership Interest) and the other MEAG SPVs to appoint or replace a Site Representative or the rights of such Site Representative under this Agreement. In the event any remedies are exercised by DOE or its designee under any loan guarantee agreement and related financing documents entered into by such MEAG SPV and DOE (“DOE Financing Documents”), DOE or its designee shall have the right to direct that such MEAG SPV shall appoint a Site Representative acceptable to DOE or its designee, which Site Representative may be different from that of any other MEAG SPV. Subject to the foregoing, each MEAG SPV, at the time each MEAG SPV becomes a Participating Party, hereby designates each Site Representative, if any, at each of the applicable Additional Unit sites then currently designated by MEAG and the other MEAG SPVs that are Participating Parties as its Site Representative for such Additional Unit sites.

Section 11.7                             Appointment of Designated Representative.  For purposes of Section 6.2 of this Agreement, MEAG (for so long as it holds an Ownership Interest) and the MEAG SPVs shall not have the right to appoint separate individuals to act as their respective Designated Representative or alternate Designated Representative for the Project Management Board and may instead appoint one individual to act as the Designated Representative of MEAG (for so long as it holds an Ownership Interest) and all the MEAG SPVs and one individual to act as the Alternate Designated Representative of MEAG (for so long as it holds an Ownership Interest) and all of the MEAG SPVs.  Non-payment by MEAG under this Agreement shall not affect the rights of the MEAG SPVs to appoint or replace a Designated Representative or alternate or the rights of such Designated Representative or alternate under this Agreement, and non-payment by a MEAG SPV shall not affect the rights of MEAG (for so long as it holds an Ownership Interest) and the other MEAG SPVs to appoint or replace a Designated Representative or alternate or the rights of such Designated Representative or alternate under this Agreement.  In the event any remedies are exercised by DOE or its designee under any DOE Financing Documents, DOE or its designee shall have the right to direct that such MEAG SPV shall appoint a Designated Representative for the Project Management Board and/or alternate acceptable to DOE or its designee, which Designated Representative may be different from that of any other MEAG SPV. Subject to the foregoing, each MEAG SPV, at the time each MEAG SPV becomes a Participating Party, hereby designates the Designated Representative and alternate then currently designated by MEAG and the other MEAG SPVs that are Participating Parties as its Designated Representative and alternate, respectively.

Section 11.8                             Chief Executive Officer.  Each reference in this Agreement to a chief executive officer (“CEO”) as it relates to a MEAG SPV shall be deemed to refer to the CEO of MEAG. In the event any remedies are exercised by DOE or its designee under any DOE Financing Documents, DOE or its designee shall have the right to direct that such reference to a chief executive officer shall refer to an officer of such MEAG SPV acceptable to DOE or its designee, which officer may be different from those of any other MEAG SPV.

Section 11.9                             Notice to the MEAG SPVs.  Each notice, request, consent or other communication to a MEAG SPV permitted or required by this Agreement shall be delivered to such MEAG SPV by delivering such communication to MEAG in accordance with Section 9.4 of this Agreement or to MEAG at such other address as the MEAG SPVs shall jointly advise pursuant to such Section 9.4.  Delivery of one original of any communication to MEAG in accordance with this Section 11.9 shall constitute delivery of such communication to all the MEAG SPVs. In the event any remedies are exercised by DOE or its designee under any DOE Financing Documents, DOE or its designee shall have the right to direct that such notice, request, consent or other communication to such MEAG SPV be made to an address acceptable to DOE or its designee, which address may be different from that of any other MEAG SPV.

Section 11.10                      Confidentiality.  Notwithstanding any provision of Section 9.12 of this Agreement to the contrary, the Parties acknowledge and agree that MEAG and the MEAG SPVs may disclose Confidential Information to one another and to any officer, director, employee or attorney of any thereof in connection with the exercise of the rights and obligations of the MEAG SPVs under this Agreement, so long as such disclosures are otherwise in accordance with the restrictions of Section 9.12(c). In the event any remedies are exercised by DOE or its designee under any DOE Financing Documents, then DOE or its designee shall have the right to direct that Confidential Information with respect to such MEAG SPV shall not be disclosed to another MEAG SPV or and officer, director, employee, advisor or attorney of any other MEAG SPV unless (i) in conformity with Section 9.12 or (ii) with the advance written consent of DOE or its designee.”

Section 3.09.                          Amendments to Appendix A, Schedule of Definitions.

(a)                                 The terms “MEAG Assignment”, “MEAG Guaranty”, “MEAG SPV Definitive Agreement Amendments”, “MEAG SPVs”, “SPVJ”, “SPVP” and “SPVM” shall be added to and become part of Appendix A, the Schedule of Definitions to the Ownership Agreement (“Appendix A”), with the meanings stated in this Agreement; provided, that each of SPVJ, SPVP and SPVM shall be added to and become part of Appendix A only to the extent MEAG has executed and delivered a MEAG Assignment with respect to such entity.  The term “Amendment No. 2” shall be added to and become part of Appendix A, and shall mean this “Agreement” as defined herein.

(b)                                 Each of the terms “Agreement”, “Amended and Restated Operating Agreement”, “Declaration of Covenants”, “Development Agreement” and “Nuclear Managing Board Agreement” shall be a reference to such agreement or instrument as heretofore or hereafter amended.

(c)                                  The definition of “Party” or “Parties” shall be revised to replace “MEAG” with “the MEAG SPVs”, except that (1) MEAG shall remain a “Party” with respect to any portion of its Ownership Interest conveyed and assigned to a MEAG SPV for purposes of (i) Section 9.12 of the Ownership Agreement regarding its obligations with respect to Confidential Information, (ii) Section 4.2(a) of the Ownership Agreement regarding its obligations with respect to transfers of the MEAG SPVs, (ii) Section 4.2(a) regarding the right of a Participating Party to purchase the Ownership Interest of other Participating Parties pursuant thereto, provided that any exercise of such right by MEAG shall be in lieu of the exercise of such right by the applicable MEAG SPV and (iv) Section 7.7 of the Ownership Agreement regarding the rights of a Participating Party pursuant thereto, provided that any exercise of such right by MEAG shall be in lieu of the exercise of such right by the applicable MEAG SPV and (2) MEAG shall remain a “Party” for all purposes of the Ownership Agreement in the event that MEAG retains any portion of its Ownership Interest.

SECTION 4.0                                                                  Miscellaneous.

Section 4.01.                          Effect of Agreement.  By executing this Agreement, the parties agree to be bound by the terms of this Agreement effective as of the date first set forth above.

Section 4.02.                          Reference to Ownership Agreement.  Upon satisfaction of the conditions set forth in Section 3.0 herein, each reference in the Ownership Agreement to “the Ownership Agreement”, “this Agreement”, “the Agreement”, “hereunder”, “thereunder”, “hereto” or “thereto” or words of like import referring to the Ownership Agreement, shall mean and be a reference to the Ownership Agreement, as the same shall be amended by this Agreement.

Section 4.03.                          Continuing Effect.  The Ownership Agreement, as the same may be amended by this Agreement, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed.

Section 4.04.                          Governing Law.  This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of Georgia.

Section 4.05.                          Counterparts.  This Agreement may be executed by the parties hereto in any number of separate counterparts, each of which when so executed shall be an original and all of which taken together shall be deemed to constitute but one and the same instrument.  Transmission by facsimile or email of the signature page hereof signed by an authorized representative of a party will be conclusive evidence of the due execution by such party of this Agreement.  The parties agree, however, to provide originally executed documents promptly following any facsimile or email transmission pursuant to this provision.

Section 4.06.                          Termination.  In the event that MEAG has not executed, delivered and recorded in the Burke County, Georgia Records, a MEAG Assignment to at least one MEAG SPV by January 1, 2017, this Agreement shall automatically terminate and be of no further force and effect.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their duly authorized representatives as of the date first written above.

Signed, sealed and delivered in the presence of:	GEORGIA POWER COMPANY

/s/ Jessica N. Achel	By:	/s/ W. Ron Hinson
Witness		Name:	W. Ron Hinson
		Its:	Executive Vice President, Chief
/s/ Angel R. Robinson			Financial Officer and Treasurer
Notary Public
My Commission expires: September 30, 2014	Attest:	/s/ Laura I. Patterson
Notarial Seal	Its:	Comptroller and Assistant Secretary

(CORPORATE SEAL)

Signed, sealed and delivered in the presence of:	OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP CORPORATION)
/s/ Shalewa Smith
Witness	By:	/s/ Michael L. Smith
		Name:	Michael L. Smith
/s/ Sharon H. Wright		Its:	President and Chief Executive Officer
Notary Public
My Commission expires: October 14, 2015	Attest:	/s/ Jo Ann Smith
Notarial Seal	Its:	Assistant Secretary

(CORPORATE SEAL)

Signed, sealed and delivered in the presence of:	CITY OF DALTON, GEORGIA BY: BOARD OF WATER, LIGHT AND SINKING FUND COMMISSIONERS d/b/a DALTON UTILITIES

/s/ Witness
Witness

/s/ Pam Witherow	By:	/s/ Don Cope
Notary Public		Name:	Don Cope
My Commission expires: June 13, 2015		Title:	President and Chief Executive Officer
Notarial Seal
	Attest:	/s/ Tom Bundros
	Its:	Chief Operating Officer

(SEAL)

Signed, sealed and delivered in the presence of:	MUNICIPAL ELECTRIC AUTHORITY OF GEORGIA

/s/ Peter M. Degnan
Witness	By:	/s/ Robert P. Johnston
		Name:	Robert P. Johnston
/s/ Dale Dyer		Its:	President and Chief Executive Officer
Notary Public
My Commission expires: August 22, 2014	Attest:	/s/ Dale Dyer
Notarial Seal	Its:	Asst. to President and Chief Executive Officer

(CORPORATE SEAL)

Signed, sealed and delivered in the presence of:	MEAG POWER SPVJ LLC

/s/ Peter M. Degnan	By: MUNICIPAL ELECTRIC AUTHORITY OF GEORGIA, its sole Member
Witness

/s/ Dale Dyer	By:	/s/ Robert P. Johnston
Notary Public		Name:	Robert P. Johnston
My Commission expires: August 22, 2014		Its:	President and Chief Executive Officer
Notarial Seal
	Attest:	/s/ Dale Dyer
	Its:	Asst. to President and Chief Executive Officer
(SEAL)

Signed, sealed and delivered in the presence of:	MEAG POWER SPVP LLC

/s/ Peter M. Degnan	By: MUNICIPAL ELECTRIC AUTHORITY OF GEORGIA, its sole Member
Witness

/s/ Dale Dyer
Notary Public	By:	/s/ Robert P. Johnston
My Commission expires: August 22, 2014		Name:	Robert P. Johnston
Notarial Seal		Its:	President and Chief Executive Officer

	Attest:	/s/ Dale Dyer
	Its:	Asst. to President and Chief Executive Officer
(SEAL)

Signed, sealed and delivered in the presence of:	MEAG POWER SPVM LLC

/s/ Peter M. Degnan	By: MUNICIPAL ELECTRIC AUTHORITY OF GEORGIA, its sole Member
Witness

/s/ Dale Dyer	By:	/s/ Robert P. Johnston
Notary Public		Name:	Robert P. Johnston
My Commission expires: August 22, 2014		Its:	President and Chief Executive Officer
Notarial Seal
	Attest:	/s/ Dale Dyer
	Its:	Asst. to President and Chief Executive Officer
(SEAL)

EXHIBIT A

Form of MEAG Assignment

ASSIGNMENT AND ASSUMPTION

THIS ASSIGNMENT AND ASSUMPTION dated as of [                        ], 20[    ] (this “Assignment”), is being entered into by and between Municipal Electric Authority of Georgia (“MEAG” or “Assignor”) and MEAG Power SPV[J/P/M] LLC (“Assignee”).

WITNESSETH

WHEREAS, Georgia Power Company (“GPC”), Oglethorpe Power Corporation (An Electric Membership Corporation) (“OPC”), MEAG, and City of Dalton, Georgia, acting by and through its Board of Water, Light and Sinking Fund Commissioners d/b/a Dalton Utilities (“Dalton”) have entered into that certain Plant Vogtle Owners Agreement Authorizing Development, Construction, Licensing and Operation of Additional Generating Units dated as of May 13, 2005, as amended (the “Development Agreement”), whereby GPC, OPC, MEAG, and Dalton authorized the Agent (as defined therein) to undertake certain development activities on their behalf and made certain other agreements with regard to the development, licensing, construction, operation and maintenance of the Additional Units, among other things;

WHEREAS, pursuant to the Development Agreement, GPC, OPC, MEAG, and Dalton entered into (i) that certain Plant Alvin W. Vogtle Additional Units Ownership Participation Agreement, dated as of April 21, 2006 (as amended, the “Ownership Agreement”), (ii) that certain Plant Alvin W. Vogtle Nuclear Units Amended and Restated Operating Agreement, dated as of April 21, 2006 (as amended, the “Operating Agreement”), (iii) that certain Second Amended and Restated Nuclear Managing Board Agreement, dated as of April 21,2006 (as amended, the “Nuclear Managing Board Agreement”) and (iv) that certain Declaration of Covenants and Cross-Easements for Vogtle Additional Units, dated as of April 21, 2006 (as amended, the “Declaration of Covenants”);

WHEREAS, pursuant to the Ownership Agreement, MEAG’s Ownership Interest (as defined in the Ownership Agreement) in the Additional Unit Properties and in the Related Facilities (as such terms are defined in the Ownership Agreement) is [22.7%;   Note: to be reduced to the extent the transfers to one or more SPVs do not occur concurrently.];

WHEREAS, to facilitate the financing of its share of the development, licensing and construction costs of the Additional Units, MEAG is simultaneously conveying its fee simple title in and to [              ](1)% (the “Assignee’s Percentage”) of its Ownership Interest in the Additional Unit Properties and the Related Facilities, and assigning its other right, title and interest in and to the Assignee’s Percentage of MEAG’s Ownership Interest in the Additional Unit Properties and the Related Facilities and the associated rights and obligations in respect of each Additional Unit under the Development Agreement, Ownership Agreement, Operating Agreement, and Nuclear Managing Board Agreement to Assignee, and Assignee is simultaneously assuming all corresponding obligations therewith from MEAG, whereupon Assignee’s Ownership Interest in the Additional Unit Properties and the Related Facilities will

(1)  The following percentages shall be inputted: SPV1: 41.174636%; SPV2: 24.954628%; SPV3: 33.870736%

be [              ](2)% (“Assignee’s Ownership Interest”) and Assignee will have associated rights and obligations with respect to the Common Facilities, pursuant to the terms of the Declaration of Covenants;

NOW, THEREFORE, FOR AND IN CONSIDERATION of the premises, the mutual promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto hereby agree as follows:

SECTION 1.0                                          Defined Terms.

Unless otherwise defined herein, capitalized terms used herein shall have the meanings given to such terms in the Development Agreement.  The following capitalized terms shall have the following meanings when used herein:

“Assigned Interest” means Assignee’s Percentage of Assignor’s Ownership Interest in the Additional Unit Properties and the Related Facilities, as defined in the Ownership Agreement.

“Additional Unit Rights” means the right, title and interest (A) under the Development Agreement, Ownership Agreement, Operating Agreement, Nuclear Managing Board Agreement and Declaration of Covenants in respect of the Assigned Interest, including Assignee’s Percentage of Assignor’s right, title and interest (i) as a Participating Party under the Development Agreement (including without limitation right, title and interest to the Identified Sites, Additional Units and Related Facilities in proportion to Assignee’s Ownership Interest), (ii) as a Party and as a Participating Party under the Ownership Agreement (including without limitation right, title and interest, in proportion to Assignee’s Ownership Interest, to the Additional Unit Property and Related Facilities (each as defined in the Ownership Agreement) and to the net capacity and net energy output of each Additional Unit), (iii) as a Party in respect of the Additional Units and as a Participating Party under the Operating Agreement, and (iv) as a Participant in respect of the Additional Units and as a Participating Party under the Nuclear Managing Board Agreement, (B) under the Other Assigned Agreements in respect of the Assigned Interest and (C) under all other agreements, contracts, instruments or other understandings of any nature whatsoever and any other property or assets of any nature whatsoever in respect of the Assigned Interests.

“Additional Unit Obligations” means the obligations (A) under the Development Agreement, Ownership Agreement, Operating Agreement, Nuclear Managing Board Agreement and Declaration of Covenants in respect of the Assigned Interest, including Assignee’s Percentage of Assignor’s obligations (i) as a Participating Party under the Development Agreement (including without limitation obligations to pay Additional Costs in proportion to Assignee’s Ownership Interest), (ii) as a Party and as a Participating Party under the Ownership Agreement (including without limitation obligations to pay the Cost of Construction and Fuel

(2)  The following percentages shall be inputted: SPV1: 9.3466423%; SPV2: 5.6647006%; SPV3: 7.6886571%

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Costs (each as defined in the Ownership Agreement) in proportion to Assignee’s Ownership Interest), (iii) as a Party in respect of the Additional Units and as a Participating Party under the Operating Agreement (including without limitation obligations to pay Operating Costs (as defined in the Operating Agreement) attributable to the Additional Units in proportion to Assignee’s Ownership Interest), and (iv) as a Participant in respect of the Additional Units and as a Participating Party under the Nuclear Managing Board Agreement and (B) under the Other Assigned Agreements in respect of the Assigned Interest.

“Other Assigned Agreements” means those agreements set forth on Exhibit C hereto.

SECTION 2.0                                          Assignment and Assumption.

Section 2.01.         Assignment.  Assignor does hereby unconditionally and absolutely sell, transfer, assign, convey and deliver to Assignee the Additional Unit Rights and Assignee does hereby accept and receive such Additional Unit Rights.

Section 2.02.         Assumption.  Assignee hereby assumes the Additional Unit Obligations and agrees to satisfy, perform, pay and discharge, and that it is unconditionally bound in respect of, all liabilities and obligations of Assignor arising out of such Additional Unit Obligations.

Section 2.03.         Conveyance Instruments.  Simultaneously herewith each of Assignee and Assignor shall execute and deliver:

(a)           a deed in the form attached as Exhibit A conveying to Assignee Assignee’s Percentage of all right, title and interest of Assignor in and to all real property interests in the Additional Unit Properties and the Related Facilities,

(b)           a bill of sale in the form attached as Exhibit B conveying to Assignee Assignee’s Percentage of all right, title and interest of Assignor in and to all tangible personal property interests (collectively, the “Tangible Personal Property”) included in the Additional Unit Properties and the Related Facilities, and

(c)           deeds, bills of sale, additional assignments and assumptions and other instruments of assignment, transfer and conveyance and assumption as may reasonably be requested by Assignee or Assignor to carry out any of the provisions hereof or to otherwise consummate and effectuate the transactions contemplated by this Assignment (including without limitation deeds with respect to additional real property included in the description of the Identified Sites prepared pursuant to Section 4.9(c) of the Ownership Agreement); provided, however, that none of the instruments mentioned in this Section 2.03(d) shall increase in any material way the obligations imposed by this Assignment upon Assignor or Assignee.

Section 2.04.         Representations and Warranties.  Each of Assignor and Assignee hereby represents to the other as to itself as of the date hereof as follows:

(a)           Assignor is a public body corporate and politic and an instrumentality of the State of Georgia duly organized and validly existing under the laws of the State of Georgia and has all requisite power and authority to enter into and perform its obligations under this Assignment and to conduct its business as it is now being conducted and as it is contemplated to

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be conducted in the future.  Assignee is a limited liability company duly organized and validly existing under the laws of the State of Georgia and has all requisite power and authority to enter into and perform its obligations under this Assignment and to conduct its business as it is now being conducted and as it is contemplated to be conducted in the future.

(b)           Each of Assignor and Assignee has duly authorized, executed and delivered this Assignment which constitutes the legal, valid and binding obligation enforceable against it in accordance with its terms (except as such enforceability may be limited by bankruptcy, insolvency or other similar laws affecting the enforcement of creditors’ rights generally and general principles of equity).

Section 2.05.         Assignor’s Representations and Warranties.  The Assignor hereby represents to the Assignee as of the date hereof as follows:

(a)           The Additional Unit Rights constitute all of Assignor’s right, title and interest in, to and under the Assigned Interests and there are no other additional agreements, contracts, understandings, rights or privileges related to the Assigned Interests that are not being transferred, assigned, conveyed and delivered to Assignee pursuant to this Assignment, the Bill of Sale and any other conveyance and assignment documents executed and delivered concurrently with this Assignment.

(b)           The Additional Unit Rights are being transferred, assigned, conveyed and delivered to Assignee free and clear of any pledge, mortgage, charge, security interest, deed of trust, assignment, hypothecation, title retention, fiduciary transfer, deposit arrangement, easement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, other than Permitted Liens (as defined in that certain Loan Guarantee Agreement, dated on or about the date hereof, by and between the Assignee, as borrower, and the U.S. Department of Energy, acting by and through the Secretary of Energy (or appropriate authorized representative thereof), as guarantor).

Section 2.06.         Further Assurances.  Assignor shall take, or cause to be taken, all appropriate action, do or cause to be done all things necessary, proper or advisable under applicable laws, and execute and deliver such documents and other papers, as may be required to carry out the provisions of this Assignment and make effective the transactions contemplated by this Assignment.

SECTION 3.0                                          Miscellaneous.

Section 3.01.         Amendments.  This Assignment may be amended, modified or supplemented only by written agreement of the parties hereto.

Section 3.02.         Successors and Assigns.  This Assignment shall inure to the benefit of and be binding upon each of the parties hereto and their respective successors and assigns.  Nothing in this Assignment, express or implied, is intended to confer upon any other person any rights or remedies hereunder.

Section 3.03.         Governing Law.  This Assignment shall be governed by, and construed and interpreted in accordance with, the laws of the State of Georgia.

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Section 3.04.         Counterparts.  This Assignment may be executed by one or both of the parties hereto in separate counterparts, each of which when so executed shall be an original and all of which taken together shall be deemed to constitute but one and the same instrument.  Transmission by facsimile or email of the signature page hereof signed by an authorized representative of a party will be conclusive evidence of the due execution by such party of this Assignment.  The parties agree, however, to provide originally executed documents promptly following any facsimile or email transmission pursuant to this provision.

[signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed and delivered by their duly authorized representatives as of the date first written above.

Signed, sealed and delivered in the presence of:	MUNICIPAL ELECTRIC AUTHORITY OF GEORGIA

Witness	By:
Name:
Its:
Notary Public
My Commission Expires:	Attest:
[Notarial Seal]	Its:

(CORPORATE SEAL)

Signed, sealed and delivered in the presence of:	MEAG POWER SPV[J/P/M] LLC

Witness	By:
Name:
Its:
Notary Public
My Commission Expires:	Attest:
[Notarial Seal]	Its:

(CORPORATE SEAL)

6

EXHIBIT A

FORM OF DEED

Please Record and Return to:

STATE OF GEORGIA

COUNTY OF BURKE

QUIT CLAIM DEED

THIS INDENTURE, dated as of [            ], 20[    ], between Municipal Electric Authority of Georgia, as party of the first part, hereinafter called Grantor, and MEAG Power SPV[J/P/M] LLC, as party of the second part, hereinafter called Grantee (the words “Grantor” and “Grantee” to include their respective heirs, successors and assigns where the context requires or permits);

WITNESSETH that: Grantor, for and in consideration of the sum of One Dollar ($1.00) and other valuable considerations in hand paid at and before the sealing and delivery of these presents, the receipt whereof is hereby acknowledged, by these presents does hereby bargain, sell, remise, convey and forever QUITCLAIM unto the Grantee, an undivided ownership interest in the property described on Exhibit A attached hereto, together with all improvements thereon or thereto, representing [(      %)] of Grantor’s undivided ownership interest and [(      %)] of the total undivided ownership interest in said property (such undivided interest is herein referred to as the “Property”);

TOGETHER WITH all and singular rights, members and appurtenances in and to said Property anywise appertaining or belonging thereto;

TO HAVE AND TO HOLD said Property to Grantee, so that neither Grantor nor any person or persons claiming under Grantor shall at any time, by any means or ways, have, claim or demand any right or title to said Property or appurtenances, or any rights thereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the Grantor has caused this deed to be duly executed and delivered by its duly authorized representative as of the date first written above.

Signed, sealed and delivered in the presence of:	MUNICIPAL ELECTRIC AUTHORITY OF GEORGIA

Witness	By:
Name:
Its:
Notary Public
My Commission Expires:	Attest:
[Notarial Seal]	Its:

(CORPORATE SEAL)

EXHIBIT A

LEGAL DESCRIPTION

ALL THAT TRACT OR PARCEL OF LAND lying and being in G.M.D. 66, Burke County, Georgia, being more particularly described as follows:

TO FIND THE TRUE POINT OF BEGINNING, begin at the concrete monument found marked “VNP-10”, said concrete monument found having Plant Vogtle Plant Grid System coordinates of North 2999.146 feet, East 6076.479 feet and Georgia State Plane Coordinates [East Zone] of North 1138093.720 feet, East 776288.384 feet; thence run north 28 degrees 16 minutes 50 seconds west a distance of 2272.05 feet to a point (Reference Point #1) having Plant Vogtle Plant Grid System coordinates of North 5000.00 feet, East 5000.00 feet and Georgia State Plane Coordinates [East Zone] of North 1140094.311 feet, East 775212.126 feet (Reference Point #1 also being located North 27 degrees 32 minutes 17 seconds West a distance of 2426.79 feet from the point formed by the intersection of the centerlines of River Road and Ebenezer Church Road); thence run North 63 degrees 26 minutes 06 seconds East a distance of 447.21 feet to a point (Tie Point 9), said point having Plant Vogtle Plant Grid System coordinates of North 5200.00 feet, East 5400.00 feet and Georgia State Plane Coordinates [East Zone] of North 1140294.276 feet, East 775612.099 feet, and said point being the TRUE POINT OF BEGINNING.  FROM THE TRUE POINT OF BEGINNING AS THUS ESTABLISHED, thence running North 00 degrees 00 minutes 00 seconds West a distance of 4500.00 feet to a point, said point having Plant Vogtle Plant Grid System coordinates of North 9700.00 feet, East 5400.00 feet and Georgia State Plane Coordinates [East Zone] of North 1144793.871 feet, East 775612.288 feet; thence running North 90 degrees 00 minutes 00 seconds East a distance of 3200.00 feet to a point, said point having Plant Vogtle Plant Grid System coordinates of North 9700.00 feet, East 8600.00 feet and Georgia State Plane Coordinates [East Zone] of North 1144793.736 feet, East 778812.000 feet; thence running South 00 degrees 00 minutes 00 seconds East a distance of 1000.00 feet to a point, said point having Plant Vogtle Plant Grid System coordinates of North 8700.00 feet, East 8600.00 feet and Georgia State Plane Coordinates [East Zone] of North 1143793.826 feet, East 778811.958 feet; thence running North 90 degrees 00 minutes 00 seconds East a distance of 300.00 feet to a point, said point having Plant Vogtle Plant Grid System coordinates of North 8700.00 feet, East 8900.00 feet and Georgia State Plane Coordinates [East Zone] of North 1143793.814 feet, East 779111.931 feet; thence running South 00 degrees 00 minutes 00 seconds East a distance of 2800.00 feet to a point, said point having Plant Vogtle Plant Grid System coordinates of North 5900.00 feet, East 8900.00 feet and Georgia State Plane Coordinates [East Zone] of North 1140994.066 feet, East 779111.813 feet; thence running South 50 degrees 31 minutes 39 seconds West a distance of 1101.14 feet to a point, said point having Plant Vogtle Plant Grid System coordinates of North 5200.00 feet, East 8050.00 feet and Georgia State Plane Coordinates [East Zone] of North 1140294.164 feet, East 778261.860 feet; thence running North 90 degrees 00 minutes 00 seconds West a distance of 2650.00 feet to a point, said point being the TRUE POINT OF BEGINNING; said tract containing 358.70 acres, more or less, all as shown on that certain ALTA/ACSM Land Title Survey Plant Vogtle 3 & 4 for Georgia Power Company, Oglethorpe Power Corporation, Municipal Electric Authority of Georgia, City of Dalton, Chicago Title Insurance Company, U.S. Department of Energy, and PNC Bank National Association, d/b/a Midland Loan Services, Inc, a

Division of PNC Bank, National Association, Georgia Power Drawing Number P319-3, dated March 14, 2013, prepared by Lowe Engineers, and certified November 22, 2013, by Donald C. Sherrill, Georgia Registered Land Surveyor No. 2358.

TOGETHER WITH the easements benefitting the above described property under and pursuant to that certain Declaration of Covenants and Cross-Easements for Vogtle Additional Units by Georgia Power Company, a Georgia corporation, Oglethorpe Power Corporation (An Electric Membership Corporation), Municipal Electric Authority of Georgia, a public body corporate and politic and City of Dalton, Georgia, an incorporated municipality of the State of Georgia, acting by and through the Board of Water, Light and Sinking Fund Commissioners of the City of Dalton, Georgia, dated as of April 21, 2006, filed for record May 15, 2006 at 3:27 p.m., recorded in Deed Book 598, Page 35, Burke County, Georgia Records; as amended by that certain Omnibus Amendment Regarding Plant Vogtle Additional Units Description by and between Georgia Power Company, a Georgia corporation, Oglethorpe Power Corporation (An Electric Membership Corporation), an electric membership corporation organized and existing under the Georgia Electric Membership Corporation Act, Municipal Electric Authority of Georgia, a public body corporate and politic and City of Dalton, Georgia, an incorporated municipality of the State of Georgia, acting by and through the Board of Water, Light and Sinking Fund Commissioners of the City of Dalton, Georgia, d/b/a Dalton Utilities, dated as of December 1, 2013, recorded or to be recorded in the aforesaid Records; as further amended by that certain Amendment to Declaration of Covenants and Cross-Easements for Vogtle Additional Units by and between Georgia Power Company, a Georgia corporation, Oglethorpe Power Corporation (An Electric Membership Corporation), an electric membership corporation organized and existing under the Georgia Electric Membership Corporation Act, Municipal Electric Authority of Georgia, a public body corporate and politic organized and existing under Section 46-3-110, et seq., of the Official Code of Georgia Annotated, and City of Dalton, Georgia, an incorporated municipality of the State of Georgia, acting by and through the Board of Water, Light and Sinking Fund Commissioners of the City of Dalton, Georgia, d/b/a Dalton Utilities, dated as of December 18, 2013, recorded or to be recorded in the aforesaid Records.

EXHIBIT B

FORM OF BILL OF SALE

THIS BILL OF SALE dated as of [                    ], 20[    ] (this “Bill of Sale”), is being entered into by and between Municipal Electric Authority of Georgia (“MEAG” or “Assignor”) and MEAG Power SPV[J/P/M] LLC (“Assignee”).  Assignee and Assignor are referred to herein collectively as the “Parties” and each individually as a “Party”.  All capitalized terms used and not otherwise defined herein shall have the meanings given to them in the Assignment.

WITNESSETH

A.            WHEREAS, Assignee and Assignor are parties to that certain Assignment and Assumption dated as of [                ], 20[    ] (the “Assignment”), pursuant to which Assignee has agreed, among other things, to acquire and assume from Assignor, and Assignor has agreed to sell and assign to Assignee, the Tangible Personal Property; and

B.            WHEREAS, Section 2.03(b) of the Assignment requires Assignor and Assignee to execute and deliver a bill of sale; and

C.            WHEREAS, the Parties agree that this Bill of Sale shall serve to satisfy in full the requirements of Section 2.03(b) of the Assignment.

NOW, THEREFORE, FOR AND IN CONSIDERATION of the premises, the mutual promises, covenants and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto hereby agree as follows:

1.             Transfer of Tangible Personal Property.  Assignor does hereby grant, bargain, transfer, sell, assign, convey and deliver to Assignee all of its right, title and interest in and to the Tangible Personal Property, to have and to hold the same unto Assignee, its successors and assigns forever.

2.             Bill of Sale.  The Parties hereby agree that this Bill of Sale is executed and delivered in connection with the Assignment, and notwithstanding anything to the contrary set forth in this Bill of Sale, nothing herein shall in any way vary the promises and agreements of the Parties set forth in the Assignment.

3.             No Representations or Warranties.  Assignee acknowledges that Assignor makes no representation or warranty with respect to the Tangible Personal Property except as expressly set forth in the Assignment.

4.             Successors and Assigns.  This Bill of Sale shall inure to the benefit of and be binding upon each of the parties hereto and their respective successors and assigns.  Nothing in this Bill of Sale, express or implied, is intended to confer upon any other person any rights or remedies hereunder.

5.             Governing Law.  This Bill of Sale shall be governed by, and construed and interpreted in accordance with, the laws of the State of Georgia.

6.             Counterparts.  This Bill of Sale may be executed by one or both of the parties hereto in separate counterparts, each of which when so executed shall be an original and all of which taken together shall be deemed to constitute but one and the same instrument.  Transmission by facsimile or email of the signature page hereof signed by an authorized representative of a party will be conclusive evidence of the due execution by such party of this Bill of Sale.  The parties agree, however, to provide originally executed documents promptly following any facsimile or email transmission pursuant to this provision.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Bill of Sale to be duly executed and delivered by their duly authorized representatives as of the date first written above.

Signed, sealed and delivered in the presence of:	MUNICIPAL ELECTRIC AUTHORITY OF GEORGIA

Witness	By:
Name:
Its:
Notary Public
My Commission Expires:	Attest:
[Notarial Seal]	Its:

(CORPORATE SEAL)

Signed, sealed and delivered in the presence of:	[SPV]

Witness	By:
Name:
Its:
Notary Public
My Commission Expires:	Attest:
[Notarial Seal]	Its:

(CORPORATE SEAL)

EXHIBIT C

OTHER ASSIGNED AGREEMENTS

1.              Engineering, Procurement and Construction Agreement, dated as of April 8, 2008, by and between GPC, for itself and as agent for OPC, MEAG, and Dalton (in such capacity, the “Owners’ Agent”), and a consortium consisting of Westinghouse Electric Company LLC and Stone & Webster, Inc. (collectively, the “EPC Contractor”), as amended.

2.              Software License, dated as of April 8, 2008, by and between GPC, acting for itself and as Owners’ Agent, and the EPC Contractor, as amended.

3.              Guaranty Agreement, dated as of April 8, 2008, by Toshiba Corporation in favor of GPC, acting for itself and as Owners’ Agent.

4.              Guaranty Agreement, dated as of April 8, 2008, by The Shaw Group, Inc. in favor of GPC, acting for itself and as Owners’ Agent.

5.              Contract for AP1000 Fuel Fabrication, Design and Related Services, dated as of April 3, 2009, as amended by Amendment No.1 dated as of June 21, 2012, between the Southern Nuclear Operating Company, Inc. (the “Operator”) (as agent for the Owners’ Agent) and Westinghouse Electric Company LLC providing for the supply of fuel assemblies for the Project.

6.              Amended and Restated License Agreement, dated February 9, 2012, as amended, between the Operator, for itself and as agent for Alabama Power Company and GPC (acting for itself and as Owners’ Agent) and Westinghouse Electric Company LLC.

7.              The Contract DE-CR01-09RW09005 (Vogtle Electric Generating Plant, Unit 3), dated November 5, 2008, as amended on November 5, 2008, between the Operator and the U.S. Department of Energy, and the Contract DE-CR01-09RW09006 (Vogtle Electric Generating Plant, Unit 4), dated November 5, 2008, as amended on November 5, 2008, between the Operator and the U.S. Department of Energy.

8.              Amended and Restated Nuclear Operating Agreement, dated as of April 21, 2006,  between the GPC, as Owners’ Agent, and the Operator, as amended.

9.              Letter Agreement, dated July 28, 2006, and the Letter Agreement dated July 30, 2008, in each case between GPC, for itself and as Owners’ Agent, and the Operator.

10.       [To be included: any other agreements or contracts in which MEAG has rights or interests that are related to the Additional Units Properties and the Related Facilities.]

EXHIBIT B

MEAG SPVs REQUIRED CONSENTS AND APPROVALS

For each of SPVJ, SPVP and SPVM:

1.              An Order from the U.S. Nuclear Regulatory Commission consenting to the transfers of control of MEAG’s combined licenses (COLs) for Vogtle Electric Generating Plant (VEGP) Units 3 and 4 (License Nos. NPF-91 and NPF-92, respectively) and approving of conforming administrative amendments to the COLs for VEGP Units 3 and 4.

2.              The judgment pursuant to Section 46-3-132 of the Official Code of Georgia Annotated by the Superior Court of Fulton County, Georgia referred to in Section 2.01(b)(3) hereof.